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                       SUPPLEMENT DATED JUNE 9, 1997 TO
   PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997 FOR
                      PACIFIC PORTFOLIOS VARIABLE ANNUITY
   ISSUED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PROSPECTUS" AND "SAI")


Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. "We," "us," or "our" refer to Pacific Mutual Life Insurance Company; "you" or "your" refer to the Contract Owner.

This Supplement, which amends the Prospectus and SAI referred to above, describes our DCA Plus program ("DCA Plus") and our DCA Plus Fixed Option which is an additional Investment Option specifically for use with DCA Plus.

AVAILABILITY OF THE DCA PLUS FIXED OPTION (AND THEREFORE ALSO DCA PLUS) IS SUBJECT TO APPROVAL OF STATE INSURANCE AUTHORITIES. ASK YOUR REGISTERED REPRESENTATIVE ABOUT ITS AVAILABILITY STATUS IN YOUR STATE OF ISSUE.

                              SPECIAL DEFINITIONS

Contract Value -- As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, DCA Plus Fixed Account Value, GIO Value and Loan Account Value.

DCA Plus Fixed Option -- If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically, but never less than an annual rate of 3%.

DCA Plus Fixed Option Value -- the Aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Guaranteed Interest Rate -- The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option, the DCA Plus Fixed Option, or a Guaranteed Interest Option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Guarantee Term -- The period during which an amount you allocate to the Fixed Option, the DCA Plus Fixed Option, or to a GIO earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs.

                                    DCA PLUS

DCA Plus provides a way for you to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. This allows you to average the Unit Values of the Variable Investment Option(s) over time, and may permit a "smoothing" of abrupt peaks and drops in Unit Values.

Prior to the Annuity Date, you may allocate all or a portion of your Purchase Payment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amounts to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin a Guarantee Term of 12 months and a period of 12 monthly transfers. On the same day of each month thereafter, we will transfer to the Variable Investment Options you selected an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

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     Example: On May 1, you submit a $10,000 Purchase Payment entirely to the
     DCA Plus Fixed option at a then current Guaranteed Interest Rate of 5.00%. On June 1, the value of the DCA Plus Fixed Option is $10,040.75. On June 1, a transfer equal to $836.73 ($10,040.75/12) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is therefore $9,204.02.

     On July 1, your DCA Plus Fixed Option Value has now increased to $9,241.52. We will transfer $840.14 ($9,241.52/11) to the Variable Investment Options, leaving a remaining value of $8,401.38 in the DCA Plus Fixed Option.

During the Guarantee Term, you may allocate all or a part of additional Purchase Payments, to the DCA Plus Fixed Option, provided such allocations are at least $250. Each such allocation will be transferred to the Variable Investment Options you selected over the remaining Guarantee Term. Transfers will be made proportionately from the DCA Plus Fixed Option Value attributed to each Purchase Payment allocation.

     Example: (Using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option, at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $13,443.79. An amount equal to $1,344.38 ($13,443.79/10) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $12,099.41.

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options; you may not choose to transfer other than monthly nor may you transfer to either the Fixed Option or any of the GIOs under DCA Plus.

Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent Purchase Payment allocation instructions. If we receive any additional Purchase Payments after your DCA Plus ends and you have not changed your Purchase Payment allocation instructions, the portion of additional Purchase Payments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements.

We reserve the right to change the terms and conditions of DCA Plus, but not a DCA Plus you already have in effect.

THE DCA PLUS FIXED OPTION AND GUARANTEE TERM

When you allocate any portion of a Purchase Payment to the DCA Plus Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time of up to one year. Guaranteed Interest Rates for the DCA Plus Fixed Option may be changed periodically for new allocations. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. When you establish a DCA Plus and you make your initial Purchase Payment allocation to the DCA Plus Fixed Option, we establish a Guarantee Term that ends one year from the day your allocation is effective. We credit each allocation made to the DCA Plus Fixed Option during that Guarantee Term at the Guaranteed Interest Rate in effect on the day each allocation is effective through the earliest of:

     (i)    the end of the Guarantee Term;
     (ii)   the day on which the DCA Plus Fixed Option Value is zero;
     (iii)  the Annuity Date; or
     (iv)   the day on which death benefit proceeds become payable.

We stop crediting interest on any amount transferred or withdrawn from the DCA Plus Fixed Option as of the day the transfer or withdrawal is effective.

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DCA PLUS FIXED OPTION WITHDRAWALS AND TRANSFERS

Prior to the Annuity Date, you may withdraw an amount from your DCA Plus Fixed Option or make unscheduled transfers from the DCA Plus Fixed Option to any other Investment Option(s) at any time. Any such transfer or withdrawal will be counted towards your total transfers or withdrawals in a Contract Year. No transfer to the DCA Plus Fixed Option from any other Investment Option(s) may be made. Any withdrawals are subject to the withdrawal restrictions under the Contract as described in the Prospectus under WITHDRAWALS.

If your Contract was issued in a state that requires refund of Purchase Payments under the Free Look Right, transfers may only be made after your Free Look Transfer Date. In addition, no partial withdrawal or transfer (other than a DCA Plus transfer) may be made from your DCA Plus Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the DCA Plus Fixed Option may be delayed, as described for the Fixed Option under ADDITIONAL INFORMATION -- TIMING OF PAYMENTS AND TRANSACTIONS in the Prospectus; any amount delayed will, as long as it is held under the DCA Plus Fixed Option, continue to earn interest at the Guaranteed Interest Rate(s) then in effect until that Guarantee Term has ended, and the minimum Guaranteed Interest Rate of 3% thereafter, unless state law requires a greater rate be paid.

PREAUTHORIZED WITHDRAWALS

Preauthorized withdrawals may be made from the DCA Plus Fixed Option under the terms of our preauthorized withdrawal procedures.

MINIMUM TRANSFER AMOUNTS FOR DCA PLUS

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus.

LOANS

If your Contract is a Qualified Contract and loans are permitted under the terms of your Qualified Plan, you may transfer amounts from the DCA Plus Fixed Option to the Loan Account to secure any Contract Debt, under our loan procedures.

TERMINATION OF DCA PLUS

Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at the time and your DCA Plus Fixed Account Value will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you provide us with other transfer instructions. You may request, in a form satisfactory to us, termination of your DCA Plus program at any time. Upon our receipt of such request, or when death benefit proceeds become payable, any remaining balance in your DCA Plus Fixed Option will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you instruct us to transfer such amounts to other Investment Options. On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, unless you instruct us otherwise.

DCA PLUS RESTRICTIONS

You may have only one DCA Plus program in effect at any given time. DCA Plus may not be used concurrently with

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our dollar cost averaging program. Further, the DCA Plus Fixed Option is not available for use with any of our other systematic transfer programs; i.e., dollar cost averaging, portfolio rebalancing or earnings sweep.

GENERAL INFORMATION

All amounts allocated to the DCA Plus Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the DCA Plus Fixed Option is not subject to these Acts, and the SEC staff has not reviewed disclosure in this Supplement relating to the DCA Plus Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

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